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                                                                   EXHIBIT 23.3

                               CONSENT OF COUNSEL

         We hereby consent to the use of our opinions included herein and to all references to this firm under the heading "Legal Matters" in the Prospectus/Proxy Statement/Solicitation of Written Consents constituting a part of this Registration Statement on Form S-4 of Lodgian, Inc.



                                                 STEARNS WEAVER MILLER WEISSLER
                                                 ALHADEFF & SITTERSON, P.A.





Miami, Florida
July 17, 1998